UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 6, 2024
Date of Report (Date of earliest event reported)

lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1818 Cornwall Avenue
Vancouver, British Columbia
Canada, V6J 1C7
(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (604) 732-6124

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.005 per share	LULU	Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders
At the lululemon athletica inc. 2024 Annual Meeting of Shareholders held on June 6, 2024, the matters on which the stockholders voted, in person or by proxy, were:

1.to elect four Class II directors to hold a three-year term and to approve the continuation of two Class I directors to serve the remainder of the term, until each director's respective successors are elected and qualified;
2.to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 2, 2025;
3.to approve, on an advisory basis, the compensation of our named executive officers; and
4.to vote on a shareholder proposal.
The results of the voting were as follows:
Election of Directors:

Class II Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Calvin McDonald	105,512,210	885,465	78,229	6,255,058
Isabel Mahe	103,436,321	2,958,880	80,703	6,255,058
Martha Morfitt	86,725,796	19,671,717	78,391	6,255,058
Emily White	83,214,812	23,179,062	82,030	6,255,058

Class I Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Shane Grant	106,114,472	279,081	82,351	6,255,058
Teri List	105,886,152	508,173	81,579	6,255,058
Each of the foregoing nominees was elected and each received more votes for than the votes cast against that nominee's election.
Ratification of Appointment of Independent Registered Public Accounting Firm:

	Votes For	Votes Against	Votes Abstained
PricewaterhouseCoopers LLP	110,630,389	2,027,669	72,904
The foregoing proposal was approved.
Approval, on an Advisory Basis, of Executive Compensation:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Executive Compensation	99,111,882	7,266,222	97,800	6,255,058
The foregoing proposal was approved.
Shareholder Proposal:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Report on the impact of the production and sale of animal-derived products	7,963,318	97,913,547	599,039	6,255,058
The foregoing proposal was not approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: June 12, 2024	/s/ MEGHAN FRANK
Meghan Frank
Chief Financial Officer